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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         reported): December 19, 2005

         CWABS, INC., (as depositor under the Pooling and Servicing Agreement, to be dated as of December 1, 2005, providing for the issuance of the CWABS, INC., Asset-Backed Certificates, Series 2005-14).
                                  CWABS, INC.
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                      333-125164                95-4596514
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission             (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)

     4500 Park Granada
   Calabasas, California                                             91302
   ---------------------                                           ----------
   (Address of principal                                           (Zip Code)
    executive offices)

       Registrant's telephone number, including area code (818) 225-3237
                                                          ----- --------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 -   Other Events

Item 8.01.    Other Events.

      In connection with the issuance by CWABS, Inc. Asset-Backed
Certificates, Series 2005-14 (the "Certificates"), CWABS, Inc. is filing herewith a mortgage loan guaranty insurance policy. The policy and exhibits are attached hereto as Exhibit 99.1.


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


Section 9 -   Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

      Exhibit No.   Description

      99.1 MBIA Insurance Corporation Certificate Guaranty Insurance Policy (with Exhibit) dated December 21, 2005



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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement, of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2005-14.


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


                                   Signature

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CWABS, INC.




                                               By: / s / Leon Daniels, Jr.
                                               --------------------------------
                                               Leon Daniels, Jr.
                                               Vice President


Dated: January 11, 2006


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


                                 Exhibit Index



Exhibit

99.1 MBIA Insurance Corporation Certificate Guaranty Insurance Policy (with Exhibit) dated December 21, 2005


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